Exhibit 99.2 Virtual Investor Event to Discuss Long-Term Results from the Phase 2b ORIGIN Study of Atacicept in IgAN Presented at ASN Kidney Week 2024 October 28, 2024 © 2024 VERA THERAPEUTICS, INC.

Forward-looking statements Disclaimer This material has been made available to you with the consent of Vera Therapeutics, Inc. ( we , us , our , or the Company ). Statements contained in this presentation regarding matters, events or results that may occur in the future are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements regarding, among other things, atacicept's potential to be a transformational treatment for patients with IgAN and a best-in-class and first-in-class therapy, the Company's expectations regarding completing the pivotal Phase 3 ORIGIN 3 trial and initiating a Phase 2 extension study in participants who complete the Phase 2b or Phase 3 ORIGIN trials, atacicept's potential to be a transformational treatment for additional patient cohorts beyond those with IgAN, the Company's expectations regarding initiating clinical trials of atacicept for additional indications, the design and management of the Company's clinical trials, expectations regarding reporting results from such clinical trials and regulatory matters, including the timing and likelihood of success in obtaining drug approvals and atacicept's projected launch. Words such as “anticipate,” “plan,” “expect,” “will,” “may,” “potential” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. These forward-looking statements are based on the beliefs of the Company’s management as well as assumptions made by and information currently available to the Company. Such statements reflect the current views of the Company with respect to future events and are subject to known and unknown risks, including business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about the Company, including, without limitation, risks related to the regulatory approval process, the potential that results of earlier clinical trials may not be obtained in later clinical trials, risks and uncertainties associated with the Company's business in general, the impact of macroeconomic and geopolitical events, including the COVID-19 pandemic, and the other risks described in the Company's filings with the Securities and Exchange Commission. In light of these risks and uncertainties, the events or circumstances referred to in the forward-looking statements may not occur. The actual results may vary from the anticipated results and the variations may be material. These forward-looking statements should not be taken as forecasts or promises nor should they be taken as implying any indication, assurance or guarantee that the assumptions on which such forward-looking statements have been made are correct or exhaustive or, in the case of the assumptions, fully stated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, and are based on management's assumptions and estimates as of such date. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law. Certain data in this presentation are based on cross-study comparisons and are not based on any head-to-head clinical trials. Cross-study comparisons are inherently limited and may suggest misleading similarities or differences. This presentation discusses product candidates that are under clinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. 2 © 2024 VERA THERAPEUTICS, INC.

Atacicept potentially *best* and *first-in-class* dual BAFF/APRIL B cell modulator in IgAN, with pipeline-in-a-product opportunity

IgAN Potential Best-in-Class

- eGFR normalization may suggest functional cure
- Only program with 2-yr data in Phase 2 → potential for commercial differentiation, if approved
- Only investigational drug with at home self administration of 1 mL QW and 90% patient retention at 2 yr
- Phase 3 read out on track for Q2 2025; if successful, anticipated PDUFA 2026

Indication Expansion

- B cell modulation represents a treatment paradigm shift for autoimmune diseases
- Atacicept clinical data to date supports potential for chronic administration
- Progressive expansion in addressable patients: initial autoimmune kidney disease opportunity >200K
- Additional potential upside in hematologic, rheumatologic, and other kidney indications

Resourced for Potential Launch

- Regulatory exclusivity expected through 2038 in US and 2037 in EU
- Currently ~$384M cash, cash equivalents and marketable securities as of June 30, 2024
- Management focused on potential for successful commercial launch

BAFF = B cell activating factor; APRIL = A proliferation inducing ligand; eGFR = estimated glomerular filtration rate; IgAN = immunoglobulin A nephropathy; PDUFA = Prescription Drug User Fee Act; QW = once weekly; SC = subcutaneous.

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© 2024 VERA THERAPEUTICS, INC.
vera therapeutics

Strong financial position ~$384M ~54.8M Shares outstanding Cash, cash equivalents, (as of 8.5.24) and marketable securities (as of 6.30.24) 4 © 2024 VERA THERAPEUTICS, INC.

Vera optionality to expand in autoimmune kidney disease & beyond

US prevalence estimates



Atacicept

~160K[1]

origin
and
Expanded IgAN

~230K

+ ~70K[1-10]

Non-IgAN
autoimmune
kidney disease

pMN, FSGS, MCD

Potential Future Indications

Hematology
ITP, AIHA, CAD, APS

Rheumatology
SLE, Sjogren's, Long COVID

Neurology
MG

Metabolism
DM Type 1

Vera Therapeutics corporate estimates for peak year prevalence based on 1. ClearView Healthcare Partners Analysis; 2. US Census 2023; 3. McGrogan A. Nephrol Dial Transplant 2011; 4. Couser ASN 2017;
5. Beck LH. N Engl J Med 2009; 6. Filler G. Am J Kidney Dis 2003; 7. Troyanov S. J Am Soc Nephrol 2005. 8. Hommos MS. Mayo Clin Proc 2017; 9. Hengel FE. N Engl J Med 2024; 10. Vivarelli M. Clin J Am Soc Nephrol 2017.
pMN = primary membranous nephropathy; FSGS = focal segmental glomerulosclerosis; MCD = minimal change disease; ITP = immune thrombocytopenia; AIHA = autoimmune hemolytic anemia; CAD = cold agglutinin disease;
APS = antiphospholipid syndrome; SLE = systemic lupus erythematosus; COVID = Coronavirus disease 2019; MG = myasthenia gravis; DM = diabetes mellitus.

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© 2024 VERA THERAPEUTICS, INC.

vera therapeutics

Atacicept projected catalysts Catalyst 2024 2025 2026 Phase 3 primary endpoint cohort full enrollment 3Q Phase 2b 96-week results 4Q Phase 3 top-line results 2Q (IgAN) BLA submission 2H 1 Projected US launch Initiation (IgAN) Initial data available Initiation (IgAN, PMN, Initial data available FSGS, MCD) Vera holds worldwide, exclusive rights to develop and commercialize atacicept Based on management’s current assumptions. 1. Subject to US approval. 6 © 2024 VERA THERAPEUTICS, INC.

Long-term Results From the ORIGIN Phase 2b Study of Atacicept for the Treatment of IgAN 1 2 3 3 3 4 Jonathan Barratt, Sean Barbour, Robert Brenner, Kerry Cooper, Xuelian Wei, Necmi Eren, 5 6 7 8 9 10 Jürgen Floege, Vivekanand Jha, Sung Gyun Kim, Bart Maes, Richard Phoon, Harmeet Singh, 11 12 Vladimir Tesar, Richard Lafayette 1 2 3 4 University of Leicester, Leicester, UK; The University of British Columbia, Vancouver, BC, Canada; Vera Therapeutics, Inc., Brisbane, CA, USA; Kocaeli 5 6 Universitesi, Kocaeli, Turkey; Rheinisch-Westfälische Technische Hochschule Aachen, Aachen, Nordrhein-Westfalen, Germany; The George Institute for 7 8 Global Health India, New Delhi, Delhi, India; Hallym University Sacred Heart Hospital, Anyang, Gyeonggi-do, Korea; AZ Delta vzw, Roeselare, West- 9 10 11 Vlaanderen, Belgium; The University of Sydney, Sydney, NSW, Australia; Western Nephrology, Arvada, CO, USA; Univerzita Karlova, Praha, Czechia; 12 Stanford University, Stanford, CA, USA; on behalf of the ORIGIN Phase 2b Investigators Abstract SA-OR102 October 26, 2024

IgAN is a B-cell mediated disease with kidney pathology



B Cell Activation
Formation of Circulating Immune Complexes
Immune Complex Deposition Leading to Glomerulonephritis and Kidney Damage
BAFF
TACI
B cell
APRIL
Autoantigen (Gd-IgA1)
Autoantibody (anti-Gd-IgA1)
Glomerulus

1. BAFF and APRIL are upregulated and activate B cells via the TACI receptor
2. Activated B cells produce autoantigen (Gd-IgA1) and autoantibodies (anti-Gd-IgA1)…
3. …forming immune complexes…
4. …which deposit in the mesangium, resulting in glomerular inflammation (nephritis)…
5. …and progressive kidney injury with hematuria, proteinuria, and eGFR decline

APRIL = a proliferation-inducing ligand; BAFF = B-cell activating factor; eGFR = estimated glomerular filtration rate; Gd-IgA1 = galactose-deficient immunoglobulin A1; IgAN = immunoglobulin A nephropathy; TACI = transmembrane activator and calcium-modulator and cyclophilin ligand interactor.

Cheung CK, et al. Front Nephrol. 2024;3:1346769.

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Atacicept is a dual inhibitor of BAFF and APRIL

Rational drug design: native TACI receptor fused to Fc — fully humanized soluble fusion protein



BAFF
APRIL
TACI receptor
B cell
Atacicept
$t_{1/2}$=35 days[1]
TACI receptor
Fc domain of IgG1
BAFF
APRIL
Kd
1.45 nM[2]
Kd
0.672 nM[2]
B cell

Fc = fragment crystallizable region; IgG1 = immunoglobulin G1; Kd = dissociation constant; $t_{1/2}$ = half-life.

1. Willen D, et al. Eur J Drug Metab Pharmacokinet. 2020;45(1):27-40; 2. Vera data on file.

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ORIGIN Phase 2b IgAN trial: Study design and objectives

Multinational, randomized, placebo-controlled trial of atacicept self-administered at home via weekly 1-mL SC injection



Double-Blind Treatment
OLE
Placebo n=30
Atacicept 25 mg QW n=15
Atacicept 75 mg QW n=30
Atacicept 150 mg QW n=30
Atacicept 150 mg QW
Week 0
24
1° Endpoint
36
2° Endpoint
72
Interim Analysis
96
Longest duration B cell modulator data to date

Inclusion Criteria

- Participants ≥18 years old with biopsy-proven IgAN and high risk of disease progression
- UPCR-24h >0.75 g/g or UP >0.75 g per 24h
- eGFR ≥30 mL/min/1.73 m^2
- Stable and optimized RAASi for ≥12 weeks
- Use of SGLT2i allowed
- Blood pressure ≤150/90 mmHg

Endpoints

- Primary efficacy: UPCR-24h at week 24 ★
- Key secondary: UPCR-24h at week 36 ★
- eGFR change up to week 96 ☆
- Gd-IgA1 change
- Hematuria change
- Safety

OLE = open-label extension; QW = once-weekly; RAASi = renin-angiotensin-aldosterone system inhibitors; SC = subcutaneous; SGLT2i, sodium-glucose cotransporter-2 inhibitor; UP(CR) = urine protein (to creatinine ratio).

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1 Demographics and baseline characteristics 2 Atacicept treated participants n=113 Age, median (range), y 37 (18, 67) Male sex, n (%) 67 (59) Race, n (%) White 59 (52) Asian 51 (45) Native Hawaiian or Other Pacific Islander 1 (1) Other/not reported 2 (2) 2 eGFR, mean ± SD, mL/min/1.73 m 62 ± 28 UPCR by 24h urine, mean ± SD, g/g 1.8 ± 1.3 SD = standard deviation. 1. Baseline is defined as the last available measurement prior to the first dose of atacicept. 11 2. Atacicept group includes all participants receiving any atacicept dose at any timepoint.

Participant disposition through 96 weeks 232 screened 116 failed screening Randomized 116 randomized and treated double-blind treatment period 1 1 82 atacicept 34 placebo 2 3 2 discontinued treatment 3 discontinued treatment Completed week 36 and entered OLE 80 (98%) 31 (91%) OLE period 111 entered OLE 4 9 discontinued treatment 5 102 completed week 96 90% completed atacicept treatment 1. Full analysis set and safety population 2. Discontinued to pursue elective surgery (n=1) and discontinued due to positive hepatitis B DNA and adverse event (n=1). 3. Initiated prohibited medication for concomitant disease (n=1), discontinued due to plan to start prohibited medication for concomitant disease (n=1) and adverse event (n=1). 4. Discontinued due to investigator decision (n=1), pregnancy (n=2), participant withdrawal (n=2), surgery (n=1), serious adverse event of pneumonia in a heavy smoker, resolved (n=1), adverse event of worsening alanine aminotransferase and aspartate aminotransferase (n=1), and medical monitor criteria (n=1). 12 5. 90% = 102/113 (out of the 116 randomized and treated participants, 3 discontinued placebo prior to week 36).

ORIGIN Phase 2b 36-week results consistent with disease modifying IgAN profile Placebo Atacicept 150 mg Reduction in Gd-IgA1 Resolution of hematuria 15 0 -5% 0 -20 -7% -15 -40 -30 -60 -45 p<0.001 p<0.001 -80 -60 -80% -64% -75 -100 0 12 24 36 0 12 24 36 Week Week n= 33 33 33 29 22 22 22 19 n= 32 30 30 30 15 15 15 15 Reduction in proteinuria Stabilization of eGFR 20 10 Δ5.8 mL/min +5% 0 5 p=0.038 Δ43% +0.9 -20 0 mL/min p=0.003 -40 -5 -4.9 -40% mL/min -60 -10 0 12 24 36 0 12 24 36 Week Week n= 26 26 26 26 34 34 34 30 n= 26 26 26 26 33 32 32 31 1. p-values, percentage changes from baseline, and treatment differences were computed using FDA-endorsed mixed-effects modeling; 2. Percentages represent change from baseline in number of participants with hematuria (urine dipstick blood ≥ 1+) at each visit divided by number of participants with BL hematuria shown on the lower axis; resolution defined as urine dipstick blood of trace or negative; 3. Changes from BL in eGFR were analyzed using mixed-model repeated measures 13 (MMRM) analysis and geometric least squares (LS) means, ratio of geometric LS means, and standard errors (SE), were transformed back into the original scale from model estimates. Lafayette R, et al. Kidney Int. 2024;S0085-2538(24)00236-9. Mean ± SE % Change from BL Mean ± SE % Change from BL 1 1 in UPCR in Gd-IgA1 Mean ± SE Change from BL Mean Change from BL 4 2 2 in eGFR, mL/min/1.73m in % Participants (95% CI)

ORIGIN Phase 2b long-term results consistent with disease modifying IgAN profile Data from first dose of atacicept through 96 weeks Reduction in Gd-IgA1 Resolution of hematuria 0 0 -15 -20 -30 -40 -45 -60 -75% -60 -80 -66% -75 -100 0 12 24 36 48 60 72 96 0 12 24 36 48 60 72 84 96 Week from First Atacicept Dose Week from First Atacicept Dose n= 111 108 78 107 79 29 77 74 n= 63 62 60 60 61 61 43 41 40 Reduction in proteinuria Stabilization of eGFR 0 10 5 -20 Slope 0 -0.6 -40 mL/min/year -5 2 Annualized eGFR slope of -0.6 mL/min/1.73 m per year -52% Mean eGFR change from baseline -60 -10 0 12 24 36 48 60 72 84 96 0 12 24 36 48 60 72 84 96 Week from First Atacicept Dose Week from First Atacicept Dose n= 113 110 107 109 109 108 78 74 75 n= 112 110 108 108 109 108 78 76 75 Atacicept group includes all participants receiving any atacicept dose at each timepoint, with baseline (BL) defined as the last available measurement prior to the first dose of atacicept. Data from weeks 0 to 60 includes participants who switched from placebo to atacicept. 1. Percentage changes from BL computed using FDA-endorsed mixed-effects modeling; 2. Percentages represent change from baseline in number of participants with hematuria (urine dipstick blood ≥ 1+) at each visit divided by number of participants with BL hematuria shown on the lower axis; resolution defined as urine dipstick blood of trace or negative; 3. Changes from BL in eGFR were analyzed using MMRM analysis and LS estimation and SE were estimated from the 14 model directly; eGFR slope was analyzed using mixed-effects model with random intercept and random slope and mean slope and SE were estimated from the model directly. Mean ± SE % Change from BL Mean ± SE % Change from BL 1 1 in UPCR in Gd-IgA1 Mean ± SE Change from BL Mean Change from BL 3 2 2 in eGFR, mL/min/1.73m in % Participants (95% CI)

Atacicept treated participants have an eGFR slope profile consistent with the general population without kidney disease 4 Slope, mL/min/y 0 Atacicept ~ -0.6 ~ -1 General population 1 estimate -4 IgAN natural history -8 including supportive 2 CKD therapy ~ -6 -12 0 12 24 36 48 60 72 84 96 Week This data is based on a cross-trial comparison and not a head-to-head clinical trial; such data may not be directly comparable due to differences in study protocols, conditions and patient populations. Projected eGFR trajectories for general population and IgAN natural history do not represent clinical data and assume a constant eGFR slope over time. CKD = chronic kidney disease. 1. Slope estimate from Baba M, et al. PLOS ONE 2015; 2. Average historical placebo slope from 7 clinical trials3-11; 3. Lafayette R, et al. Lancet 2023; 4. Rovin BH, et al. Lancet 2023; 5. Li PK-T, et al. Am J Kidney Dis 2006; 6. Manno C, et al. 15 Nephrol Dial Transplant 2009; 7. Lv J, et al. JAMA 2017; 8. Wheeler DC, et al. Kidney Int 2021; 9. Lv J, et al. JAMA 2022; 10. Zhang H, et al. ASN Kidney Week 2023, poster TH-PO1123; 11. Mathur M, et al. N Engl J Med 2023. Change from Baseline in 2 eGFR, mL/min/1.73m

2024 Draft KDIGO IgAN guidelines call for target eGFR slope ≤ -1 mL/min/year 1 % patients who will reach kidney failure 0 25 50 75 100 -0.1 0 0 2 2 1 1 -0.5 25 17 19 15 6 8 -1 56 40 38 40 23 16 -2 100 89 80 78 60 26 2 Endothelin receptor antagonist ~ -3 -3 100 100 100 91 85 46 3 4 SGLT2i , corticosteroid ~ -4 -5 100 100 100 100 95 59 5 Supportive CKD therapy ~ -6 0 – <18 18 – <30 30 – <40 40 – <50 50 – <60 60 – 75 Age group 1. Adapted from Pitcher D, et al. CJASN 2023. eGFR slope data from approved therapies: 2. Rovin BH, et al. Lancet 2023; 3. Wheeler DC, et al. Kidney Int 2021; 4. Lafayette R, et al. Lancet 2023; 5. Average historical placebo (including chronic kidney disease standard of care) data from 7 clinical trials: Li PK-T, et al. Am J Kidney Dis 2006; Manno C, et al. Nephrol Dial Transplant 2009; Lv J, et al. JAMA 2017; Wheeler DC, et al. Kidney Int 2021; Lv J, et al. JAMA 2022; Zhang H, et al. ASN 16 Kidney Week 2023, poster TH-PO1123; Mathur M, et al. N Engl J Med 2023; Lafayette R, et al. Lancet 2023, Rovin BH, et al. Lancet 2023. 2 Annual eGFR slope, mL/min/1.73m

Atacicept generally well tolerated through 96 weeks: OLE AE profile consistent with randomized period

Participants, n (%)	Double-Blind Baseline to Week 36		Open-Label Extension Week 36 to 96[1]
	Placebo n=34	**All Atacicept n=82**	**Atacicept 150 mg n=111**
TEAEs	28 (82)	60 (73)	85 (77)
Infections and infestations	11 (32)	35 (43)	43 (39)
Study drug-related TEAEs[2]	14 (41)	42 (51)	52 (47)
Serious TEAEs[3]	3 (9)	2 (2)	12 (11)
TEAEs leading to study drug discontinuation[4]	1 (3)	1 (1)	2 (2)
Deaths	0	0	0

- Total participant exposure: median 96 weeks (range 3, 99); mean 91 weeks

AE = adverse event; TEAE = treatment-emergent adverse event.
1. Week 96 cut-off includes all safety data as of June 03, 2024, including visits past Week 96. AEs were considered treatment-emergent during the open-label extension period if they started after the first dose of open-label atacicept 150 mg through the end of the study. n=111 represents 80 atacicept and 31 placebo who entered the open-label extension.
2. Mostly injection site reactions.
3. Serious TEAEs during double-blind period were previously reported (Lafayette R, et al. Kidney Int. 2024;S0085-2538(24)00236-9); serious TEAEs during the OLE: excess abdominal fat and left basal bronchopneumonia (n=1), acute kidney injury (n=1), angioedema (n=1), termination of pregnancy (n=1), post cricoid ulcer (n=1), pancreatitis, passed out common bile duct stone, and acute cholecystitis (n=1), tonsillitis (n=1), pneumonia (n=1), acute coronary syndrome required hospitalization (n=1), left 5th metatarsophalangeal joint gout (n=1), mild flare of IgA nephropathy (n=1), and urethral stricture worsening (n=1).
4. Reasons for discontinuation during double-blind period were previously reported; discontinuations during the OLE were due to: pneumonia in a heavy smoker, resolved (n=1); and worsening alanine aminotransferase and aspartate aminotransferase, resolved and unrelated to study treatment (n=1).

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Conclusions • Participants treated with atacicept for 96 weeks demonstrated sustained and substantial reductions in Gd-IgA1, hematuria and UPCR with long-term stabilization of eGFR • The cumulative favorable safety profile remains consistent with that observed during the randomized 36 weeks of ORIGIN 2b • The conversion of an eGFR profile in patients with IgAN from one of steady, unrelenting decline to one similar to that of the general population without kidney disease through 96 weeks is a unique and compelling finding • Collectively, these data support the potential of B-cell modulation with atacicept to modify the natural history of the disease and the potential to prevent kidney failure during the lifetime of patients with IgAN 18

Acknowledgments Thank you to all our ORIGIN Phase 2b study volunteers and their families and the ORIGIN investigators, study staff, and collaborators Australia R Francis, V Levidiotis, E Pedagogos, R Phoon, J Ryan Belgium A Bouquegneau, B Maes, M Speeckaert Canada S Barbour Czech Republic I Rychlik, V Tesar Germany C Hugo, M Nitschke, V Vielhauer Greece I Boletis, D Goumenos, S Marinaki, E Ntounousi, A Papagianni, M Stangou, K Stylianou, S Zermpala India S Alexander, S Dalal, S Gang, A Jain, P Khetan, R Pandey, Sunil R Malaysia FS Bin Mohd Nor, SK Lim, KS Teng, R Yahya Poland A Rydzewski South Korea BS Kim, DK Kim, SG Kim, HC Park Turkey N Eren, B Tokgoz UK T Doulton, M Hall, A Power, L Willcocks USA K Campbell, R Gohh, N Kopyt, J Kumar, R Lafayette, A Shah, H Singh, K Umanath, R Yalavarthy, J Zhang Scan to download PDF For more information, contact: medinfo@veratx.com 19

JASN Journal of the American Society of Nephrology

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Long-term Results From an Open-label Extension Study of Atacicept for the Treatment of IgA Nephropathy

Jonathan Barratt,[1] Sean J. Barbour,[2] Robert M. Brenner,[3] Kerry Cooper,[3] Xuelian Wei,[3] Necmi Eren,[4] Jürgen Floege,[5] Vivekanand Jha,[6-8] Sung Gyun Kim,[9] Bart Maes,[10] Richard Phoon,[11,12] Harmeet Singh,[13] Vladimir Tesar,[14] Richard Lafayette[15]

[1]College of Medicine Biological Sciences and Psychology, University of Leicester, Leicester, United Kingdom; [2]Division of Nephrology, The University of British Columbia, Vancouver, British Columbia, Canada; [3]Vera Therapeutics, Inc., Brisbane, California, [4]Department of Nephrology, Faculty of Medicine, Kocaeli University, Kocaeli, Turkey; [5]Rheinisch Westfa¨lische Technische Hochschule, Aachen University Hospital, Aachen, Germany; [6]The George Institute for Global Health India, UNSW, New Delhi, India; [7]School of Public Health, Imperial College, London, United Kingdom; [8]Prasanna School of Public Health, Manipal Academy of Higher Education, Manipal, India; [9]Division of Nephrology, Department of Internal Medicine, Hallym University Sacred Heart Hospital, Anyang, South Korea; [10]AZ Delta, Roeselare, Belgium; [11]Faculty of Medicine and Health, The University of Sydney, Sydney, Australia; [12]Department of Renal Medicine, Westmead Hospital, Sydney, Australia; [13]Western Nephrology P.C., Arvada, Colorado; [14]General University Hospital, Charles University, Prague, Czech Republic; [15]Glomerular Disease Center, Stanford University, Stanford, California

Atacicept projected catalysts Catalyst 2024 2025 2026 Phase 3 primary endpoint cohort full enrollment 3Q Phase 2b 96-week results 4Q Phase 3 top-line results 2Q (IgAN) BLA submission 2H 1 Projected US launch Initiation (IgAN) Initial data available Initiation (IgAN, PMN, Initial data available FSGS, MCD) Vera holds worldwide, exclusive rights to develop and commercialize atacicept Based on management’s current assumptions. 1. Subject to US approval. 21 © 2024 VERA THERAPEUTICS, INC.

© 2024 VERA THERAPEUTICS, INC.